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                     SECURITIES  AND  EXCHANGE  COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) - December 19, 1994



                           MELLON  BANK  CORPORATION
               (Exact name of registrant as specified in charter)



            Pennsylvania               1-7410           25-1233834
     (State or other jurisdiction    (Commission     (I.R.S. Employer
          of incorporation)         File Number)     Identification No.)



                            One Mellon Bank Center
                               500 Grant Street
                           Pittsburgh, Pennsylvania          15258
                  (Address of principal executive offices) (Zip code)



     Registrant's telephone number, including area code - (412) 234-5000
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ITEM 5.  OTHER EVENT

On December 19, 1994, Mellon Bank Corporation announced the upcoming redemption of its Series H Preferred Stock.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit
Number   Description

 99.1 Mellon Bank Corporation's Press Release, dated December 19, 1994, announcing the upcoming redemption of the Corporation's Series H Preferred Stock.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     MELLON BANK CORPORATION



Date:  December 21, 1994             By:   James M. Gockley

                                           James M. Gockley
                                           Assistant General Counsel
                                           and Secretary
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                                EXHIBIT INDEX



Number     Description                 Method of Filing

99.1       Press Release dated         Filed herewith
           December 19, 1994